UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 _____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2014 (December 15, 2014)

TWINLAB CONSOLIDATED HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

632 Broadway, Suite 201, New York, NY	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 651-8500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2014, Twinlab Consolidated Holdings, Inc. (the “Company”) and Capstone Financial Group, Inc. (“Capstone”) entered into a Common Stock Put Agreement, dated as of September 30, 2014 (the “Put Agreement”) in connection with the Series A Warrant (the “Warrant”) issued by the Company to Capstone as of September 30, 2014. On December 15, 2014, the Company and Capstone entered into an Amendment No. 1 to Common Stock Put Agreement (the “Amendment”). The Amendment extends the date on which the Company’s right to deliver the Put Notice (as defined in the Put Agreement) can first arise from December 15, 2014 to February 16, 2015.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this Report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.22	Amendment No. 1 to Common Stock Put Agreement, dated as of December 15, 2014, by and between Twinlab Consolidated Holdings, Inc. and Capstone Financial Group, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2014	TWINLAB CONSOLIDATED HOLDINGS, INC.

	By:	/s/ Thomas A. Tolworthy
Thomas A. Tolworthy
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.22	Amendment No. 1 to Common Stock Put Agreement, dated as of December 15, 2014, by and between Twinlab Consolidated Holdings, Inc. and Capstone Financial Group, Inc.

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